                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT
                                            Pursuant to Section 13 OR 15(d) of
                                            The Securities Exchange Act of 1934

                               Date of Report (Date of earliest event reported) May 16, 2005

                                                   U.S. Can Corporation
                                  (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                             Registrant's telephone number, including area code (630) 678-8000

                              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On May 16, 2005, the Company released its results for the quarterly period ended April 3, 2005.  The information regarding the first quarter of 2005, as well as information regarding the use of non-GAAP financial measures, is set forth in the attached press release, which is attached hereto as Exhibit 99.1.

         The information in this Current Report is being furnished and shall not be deemed  "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
The information in this Current Report shall not be incorporated by reference into any registration statement or other documents filed pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.         ______________________________________Description of Exhibit______________________________________
-----------         --------------------------------------------------------------------------------------------------
99.1                Press Release dated May 16, 2005.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 By       /s/ Robert L. Burkhardt
                                                                          -----------------------
                                                                 Name:    Robert L. Burkhardt
                                                                 Title:   Vice President and Controller
Date:  May 17, 2005

                                                       EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------

99.1                    Press Release dated May 16, 2005.